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                                  Exhibit 10.4


                            SHAREHOLDER'S AGREEMENT


      This Shareholders' Agreement ("Agreement") is entered into on this 7th day of February, 1990, by and among Sage Acquisition Company, a Texas corporation (the "Parent"), Sage Energy Company, a Texas corporation (the "Company"), and Rex Amini, Ronald Amini, Michael Amini and Jesse Minor (the "Shareholders") and their respective spouses.

      WHEREAS, the Parent owns all of the outstanding shares of capital stock of the Company; and

      WHEREAS, each of the Shareholders owns 25% of the outstanding shares of capital stock of the Company; and

      WHEREAS, the parties hereto are desirous of entering into this Agreement for the purpose of regulating certain phases of the business and affairs of the Parent and the Company pursuant to the Texas Business Corporation Act (the "Act");

      NOW, THEREFORE, in consideration of the foregoing premises, the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

      1.01 "Parent Stock," as used herein, shall mean all issued and outstanding shares of Common Stock, $.01 par value, of the Parent together with all shares of capital stock of the Parent of any class which may hereafter be issued. Moreover, all references herein to Parent Stock owned by a Shareholder includes the community interest, if any, of the spouse of such Shareholder in such Parent Stock.

      1.02 "Company Stock," as used herein, shall mean all issued and outstanding shares of Common Stock, $.01 par value, of the Company, together with all shares of capital stock of the Company of any class which may hereafter be issued.

                                   ARTICLE 2
               REGULATION OF BUSINESS AND AFFAIRS OF THE COMPANY

      2.01   Management.   The Parent and the Company shall each be managed by
a board of directors in the same manner as an ordinary corporation in accordance with the Act.

      2.02   Bylaws.   The terms and provisions of the bylaws of the Parent and
the bylaws of the Company shall continue to govern the business and affairs of the Parent and the Company, respectively, to the extent that they do not conflict with the terms and provisions of this Agreement. To the extent there is any such conflict, the terms and provisions of this Agreement shall control.

      2.03   Restricted Actions of Parent.   The following actions shall
require authorization by the affirmative vote of at least three directors of the Parent present at a meeting of the board of directors of the Parent at which a quorum is present:

             a. The purchase by the Parent of shares of its capital stock of its capital stock or any other corporate securities;

             b. The issuance, sale or delivery by the Parent of any shares of its capital stock or any other corporate securities;





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             c.     The issuance, sale or delivery by the Parent of any
                    options, warrants or other rights entitling the holders thereof to purchase from the Parent any shares of its capital stock or any other corporate securities;

             d. The issuance, sale or delivery by the Parent of indebtedness convertible into any shares of its capital stock or any other corporate securities;

             e. Declaration of any dividends on the shares of capital stock of the Parent;

             f. Distribution of any assets of the Parent to any shareholders of the Parent;

             g. Any loan by the Parent, including any advance to any officer or director of the Parent;

             h. Election, appointment or removal of any officer of the Parent;

             I. Any amendment to the articles of incorporation or bylaws of the Parent;

             j. Adoption of any plan of merger or consolidation of the Parent with or into any other corporation;

             k. The sale, lease, exchange or other disposition (including any pledge, mortgage, deed of trust or trust indenture) of all, or substantially all, the property and assets of the Parent;

             l.     Dissolution of the Parent;

             m. The issuance, sale or delivery by the Parent of any bond, indenture or other evidence of indebtedness or the making by the Parent of any guaranty;

             n. Terminating the status of the Parent as a close corporation under the Act;

             o.     The Parent's making any expenditure in excess of $25,000;

             p. The Parent's borrowing of any funds, or incurring any obligation or liability not fully secured by cash or certificates of deposit of the Parent;

             q. The Parent's entering into any contract, agreement or license not terminable at the election of the Parent, without liability of the Parent, within 30 days; and

             r. The Parent's adopting any new, or making any increase in, any employment benefit plan of the Company;

             s. Organizing or causing to be organized, or acquiring, any subsidiary of the Parent other than the Company;

             t. Modifying, amending or canceling any contract or agreement to which the Parent is a party; and

             u. The Parent's entering into any other transaction or agreement outside the ordinary course of business.

      2.04   Restricted Actions of Company.    The following actions shall
require authorization by the affirmative vote of at least three directors of the Company present at a meeting of the board of directors of the Company at which a quorum is present:

             a. The purchase by the Company of shares of its capital stock or





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                    any other corporate securities;

             b. The issuance, sale or delivery by the Company of any shares of its capital stock or any other corporate securities;

             c. The issuance, sale or delivery by the Company of any options, warrants or other rights entitling the holders thereof to purchase from the Company any shares of its capital stock or any other corporate securities;

             d. The issuance, sale or delivery by the Company of indebtedness convertible into any shares of its capital stock or any other corporate securities;

             e. Declaration of any dividends on the shares of capital stock of the Company;

             f. Distribution of any assets of the Company to any shareholders of the Company;

             g. Any loan by the Company, including any advance to any officer or director of the Company;

             h. Election, appointment or removal of any officer of the Company;

             i. Any amendment to the articles of incorporation or bylaws of the Company;

             j. Adoption of any plan of merger or consolidation of the Company with or into any other corporation;

             k. Conveyance by the Company of any surface interest in real estate;

             l. The sale, lease, exchange or other disposition (including any pledge, mortgage, deed of trust or trust indenture) of all, or substantially all, the property and assets of the Company;

             m.     Dissolution of the Company;

             n. The issuance, sale or delivery by the Company of any bond, indenture or other evidence of indebtedness or the making by the Company of any guaranty;

             o. Terminating the status of the Company as a close corporation under the act;

             p.     The Company's making any expenditure in excess of $25,000;

             q. The Company's borrowing any funds, or incurring any obligation or liability not fully secured by cash or certificates of deposit of the Company;

             r. The Company's entering into any drilling agreement or any joint venture, partnership, mining partnership or material business association or any unitization, communitization, pooling or operating agreement or any other contract, agreement or license not terminable at the election of the Company, without liability of the Company, within 30 days;

             s. The Company's adopting any new, or making any increase in, any employment benefit plan of the Company;

             t. Amending or modifying any employment contract between the Company and any of the Shareholders;

             u.     Consenting to any AFE exceeding $25,000 attributable to the





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                    Company's oil and gas interests;

             v. Organizing or causing to be organized, or acquiring, any subsidiary of the Company;

             w. Modifying, amending or canceling any contract or agreement to which the Company is a party;

             x. Selling, farming-out, transferring, releasing, abandoning (other than as required by any applicable contract, law, rule, regulation, ordinance or order of a governmental body, authority or agency) or otherwise disposing of any mineral interest of the Company having a fair market value of more than $25,000;

             y. Hiring, terminating or modifying the terms of employment of any employee of the Company; and

             z. The Company's entering into any other transaction or agreement outside the ordinary course of business.

      2.05   Voting.    In exercising any voting rights to which any party
hereto may be entitled by virtue of ownership of shares of Parent Stock, each party will vote his shares for the election of the following individuals as directors of the Parent and shall not vote his shares to remove any such individuals as directors of the Parent: Rex Amini, Ronald Amini, Michael Amini and Jesse Minor. In exercising any voting rights to which any party hereto may be entitled by virtue of ownership of shares of Company stock, each party will vote his shares for the election of the following individuals as directors of the Company and shall not vote his shares to remove any such individuals as directors of the Company: Rex Amini, Ronald Amini, Michael Amini and Jesse Minor.

      2.06   Endorsement of Stock Certificates.     All certificates
representing outstanding shares of Parent Stock and Company Stock presently owned or that may be hereafter acquired by the Shareholders or the parent Company, as the case may be, shall be endorsed on the back thereof as follows:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SHAREHOLDERS' AGREEMENT DATED JANUARY 9, 1990, THE COUNTERPART OF WHICH HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL OFFICE."

      2.07   Amendment of Agreement.    This Agreement may not be amended
except by written instrument signed by all those who are parties to this Agreement at the time of such amendment; provided, however, the individuals named in Section 2.05 may be amended by an instrument signed by the holders of at least 75% of the issued and outstanding shares of Parent Stock at the time of such amendment.

      2.08   Additional Issuances.    Each of the Parent and the Company hereby
agrees not to issue or sell shares of its capital stock to any person who is not already a party hereto unless such person and his spouse agree to become parties to this Agreement contemporaneously with the issuance of such shares. Any such person and his spouse shall become parties to this Agreement by the execution of an addendum agreement which shall bind them to, and grant them the benefits of, this Agreement as though they were original parties hereto. For this purpose each of the Shareholders hereby appoint the Parent as their agent and attorney to execute such addendum agreement on their behalf and expressly bind themselves to such addendum agreement by the Parent's execution of such addendum agreement without further action on their part.

                                   ARTICLE 3
                               TERM OF AGREEMENT

      This Agreement shall remain in force for so long as no shares of the Company are issued through any public offering, solicitation or





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advertisement.

                                   ARTICLE 4
                                 MISCELLANEOUS

      4.01   Notices.    Any notice, consent, waiver or other communication
required or permitted hereunder shall be sufficiently given if given in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other addressee or address as shall be set forth in a notice given in the same manner):

      Rex Amini                          Sage Energy Company
                                         10101 Reunion Place
      --------------------------         Suite 800
                                         San Antonio, Texas 78216
      --------------------------

      --------------------------

      Ronald Amini                       Sage Acquisition Company
                                         10101 Reunion Place
      --------------------------         Suite 800
                                         San Antonio, Texas 78216
      --------------------------

      --------------------------

      Michael Amini

      --------------------------

      --------------------------

      --------------------------

      Jesse Minor

      --------------------------

      --------------------------

      --------------------------


      4.02   Community Interest.    The spouses of the Shareholders are fully
aware of, understand, and fully consent and agree to the provisions of this Agreement and its binding effect upon any community property interests they may now or hereafter own, and agree that the termination of their marital relationship with any Shareholder for any reason shall not have the effect of removing any Parent Stock or Company Stock otherwise subject to this Agreement from the coverage hereof and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement.

      4.03   Entire Agreement.    This Agreement, together with the other
documents and writings described herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

      4.04   Binding Effect.    This Agreement shall extend to and be binding
upon each of the parties and upon their respective heirs, successors and assigns.

      4.05   Choice of Law.    This Agreement, and all instruments delivered
pursuant hereto or incorporated herein, shall be construed in accordance with and governed by the laws of the State of Texas.

      4.06   Choice of Forum; Consent to Jurisdiction.    Any suit, action or
proceeding arising with respect to the validity, construction, enforcement or interpretation of this Agreement, and all issues relating in any manner hereto, shall be brought in the United States District Court for the Southern District of Texas, or, in the event that federal jurisdiction does not pertain, in the state courts of the State of Texas in Bexar County, Texas. Each of the parties hereto hereby submit and consent to the jurisdiction of such courts for the purpose of any such suit, action or proceeding and hereby irrevocably waive (i) any objection which any of them may now or hereafter have to the laying of venue in such courts, and (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.





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      4.07   Captions.    The captions in this Agreement are for convenience of
reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

      4.08   Counterparts.    This Agreement may be executed in counterparts,
each of which shall be an original, and all of which together shall constitute one and the same instrument.

      4.09 Attorneys' Fees. If suit or action is filed by any party to enforce the provisions of this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees as fixed by the trial court, and, if any appeal is taken from the decision of the trial court, reasonable attorneys' fees as fixed by the appellate court.

      4.10   Severability.    If any term or provision of this Agreement shall
be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such term or provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another term or provision that is legal and enforceable and achieves the same objectives.


 IN WITNESS WHEREOF, this Agreement is effective the date first written above.

                                        SAGE ENERGY COMPANY

                                        By /s/ Rex Amini
                                          -----------------------------------
                                        Name   Rex Amini
                                            ---------------------------------
                                        Title  President
                                             --------------------------------

                                        SAGE ACQUISITION COMPANY

                                        By /s/ Jesse Minor
                                          -----------------------------------
                                        Name   Jesse Minor
                                            ---------------------------------
                                        Title  President
                                             --------------------------------

SPOUSES                                 SHAREHOLDERS

                                        /s/ Rex Amini
                                        -------------------------------------
                                        Rex Amini

                                        /s/ Ronald Amini
                                        -------------------------------------
                                        Ronald Amini

/s/ Molly McGannon Amini                /s/ Michael Amini
- ------------------------                -------------------------------------
Molly McGannon Amini                    Michael Amini

/s/ Susan Amini-Minor                   /s/ Jesse Minor
- ------------------------                -------------------------------------
Susan Amini-Minor                       Jesse Minor





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